UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 26, 2014

COMM 2014-LC17 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Ladder Capital Finance LLC
German American Capital Corporation
Cantor Commercial Real Estate Lending, L.P.
Natixis Real Estate Capital LLC Silverpeak Real Estate Finance LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-11	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Original Form 8-K”), dated and filed as of September 26, 2014, with respect to COMM 2014-LC17 Mortgage Trust. The purpose of this amendment is (1) to file the executed versions of the agreements filed as Exhibits 1.1, 4.1, 99.1, 99.2, 99.3, 99.4 and 99.5 to the Form 8-K and (2) to make any clerical and other minor revisions to the versions of Exhibits 1.1, 4.1, 99.1, 99.2, 99.3, 99.4 and 99.5 that were previously filed.  No other changes have been made to the Original Form 8-K other than the changes described above.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Natixis Securities Americas LLC, Citigroup Global Markets Inc. and Nomura Securities International, Inc.

4.1
Pooling and Servicing Agreement, dated as of September 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.
99.2	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.3	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.
99.4	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.
99.5	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Silverpeak Real Estate Finance LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date: October 23, 2014

EXHIBIT INDEX
Exhibit Number	Description

1.1
Underwriting Agreement, dated as of September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Natixis Securities Americas LLC, Citigroup Global Markets Inc. and Nomura Securities International, Inc.

4.1
Pooling and Servicing Agreement, dated as of September 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.
99.2	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.3	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.
99.4	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.
99.5	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Silverpeak Real Estate Finance LLC.